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                                                                    EXHIBIT 99.1

                  SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

         THIS SECOND AMENDMENT dated as of February 29, 2000 (this "Second Amendment"), by and among HealthStar Corp., a Delaware corporation ("SELLER"), HealthStar, Inc., an Illinois corporation ("HSI"), and Beyond Benefits, Inc., a Delaware corporation ("PURCHASER"), is made to that certain Stock Purchase Agreement (the "Agreement") dated as of September 23, 1999 by and among Seller, HSI and Purchaser as amended by an amendment dated December 16, 1999 (the "Amendment"). All capitalized terms not defined herein shall have the meaning provided in the Agreement.

         WHEREAS, Section 9.1(b) of the Agreement provided that either party may terminate the Agreement if the transactions contemplated by the Agreement are not closed within ninety days of the date of the Agreement;

         WHEREAS, the parties, pursuant to the Amendment, extended the ninety-day period to consummate the transactions contemplated under the Agreement until February 20, 2000;

         WHEREAS, the parties wish to extend the period provided in Section 9.1(b) until April 30, 2000, change the Purchase Price, eliminate the Earnout and make certain other amendments;

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements as set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. Article I of the Agreement, as amended, is hereby amended in its entirety as follows:

                                   ARTICLE I
                                PURCHASE AND SALE

         SECTION 1.1 PURCHASE AND SALE. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereinafter defined), Seller shall sell, assign, transfer and deliver to Purchaser, and Purchaser shall purchase from Seller, the Shares, free and clear of all options, pledges, security interests, liens, claims, preemptive rights, imperfections of title, conditions or restrictions of any nature, or other encumbrances, or restrictions on voting or transfer ("ENCUMBRANCES"), other than restrictions imposed by Federal or state securities laws.


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         SECTION 1.2 PURCHASE PRICE. On the Closing Date (as hereinafter defined) and subject to the terms and conditions set forth in this Agreement, in consideration of the sale, assignment, transfer and delivery of the Shares, Purchaser shall pay Seller Eight Million Eight Hundred and Eighty Thousand Dollars ($8,880,000) in cash (the "PURCHASE PRICE").

         SECTION 1.3 CLOSING. The sale and purchase of the Shares contemplated by this Agreement shall take place at a closing (the "CLOSING") to be held on or before April 30, 2000 at the offices of Morrison & Foerster LLP, Twelfth Floor, 19900 MacArthur Boulevard, Irvine, California 92612-2445, at 10:00 a.m. Pacific Time or such other place, time or date on which Seller and Purchaser may mutually agree in writing (the date on which the Closing takes place being the "CLOSING DATE"), and effective as of 12:01 a.m. on the Closing Date.

         (a) At the Closing, Seller shall deliver or cause to be delivered to Purchaser (i) stock certificates evidencing the Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, and (ii) all other previously undelivered certificates and other documents required to be delivered by Seller to Purchaser at or prior to the Closing Date in connection with the transactions contemplated hereby including those documents and certificates required to be delivered by ARTICLE 8 hereof.

         (b) At the Closing, Purchaser shall deliver to Seller (i) the Purchase Price by wire transfer of immediately available funds to an account or accounts designated by Seller, and (ii) all other previously undelivered certificates and other documents required to be delivered by Purchaser to Seller at or prior to the Closing Date in connection with the transactions contemplated hereby including those documents and certificates required to be delivered by ARTICLE 8 hereof.

         SECTION 1.4 TRANSFER TAXES. All transfer taxes, fees and duties under applicable law incurred in connection with the sale and transfer of the Shares under this Agreement will be borne and paid by Seller and Seller shall promptly reimburse Purchaser for any such tax, fee or duty which Purchaser is required to pay under applicable law.

         SECTION 1.5 FURTHER ASSURANCES. From time to time after the Closing, Seller, at the request of Purchaser, and Purchaser, at the request of Seller, shall without further consideration execute and deliver further instruments of transfer and assignment and take such other action as the requesting party may reasonably require to more effectively transfer and assign to, and vest in, Purchaser the Shares, to be sold hereunder and all rights thereto, respectively, and to fully implement the provisions of this Agreement.


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         SECTION 1.6 STOCKHOLDER DISTRIBUTIONS. HSI has not, since June 30,
1999, and shall not, from June 30, 1999 through the Closing, (a) declare, set aside or pay any dividend or other distribution, whether payable in cash, stock or other property, in respect of its capital stock, (b) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or other securities or shares of capital stock or other securities of any of its subsidiaries, or (c) pay any principal or interest on any debts owed by HIS to Seller.

2.   Section 9.1(b) is amended to read in its entirety as follows:

     "by either Seller or Purchaser if the transactions contemplated hereby shall not have been consummated by April 30, 2000;"

3.   Section 4.10 of the Agreement shall be deleted in its entirety.

4. The phrase "including, but not limited to any amount payable as an Earnout Payment" shall be deleted at the end of Section 5.10.

5. Each reference to Bryan Cave, LLP, shall be deemed to be a reference to Ruben & Aronson. The address for notices to Ruben & Aronson as provided in
     Section 10.4 shall be Ruben & Aronson, 3299 K Street, Northwest, Suite 403, Washington, DC 20007 at the fax number of (202) 965-3700.

6. Pursuant to Section 8.2(j), the parties understand and agree that such condition may be satisfied through use of the Purchase Price payable to Seller by Purchaser at Closing through an agreeable escrow with appropriate escrow instruction; provided, however, that if the amount of Indebtedness to be paid exceeds the Purchase Price, then Seller shall pay such funds at closing through escrow as a condition to Closing of this transaction.

7. Seller shall consult with and coordinate with Purchaser regarding operations and management of HSI from the date of this Second Amendment, until the Closing. From and after the date of this Second Amendment, (i) any management or operations decision in which Purchaser has advised HSI, after the date of this Second Amendment and Purchaser's advice has been timely implemented by HSI shall not be deemed to be an event described in Sections 2.8(a) , 2.8(b), 2.8(h) or 2.8(n) of the Agreement; (ii) any capital expenditure described in Section 2.8(g) of the Agreement must first be approved by Purchaser; and (iii) Section 2.10 is amended by adding the following sentence at the end of said section: Notwithstanding the foregoing, if a customer listed on Schedule 2.10 determines to terminate the services of HSI, such event shall not be considered to have a Material Adverse Effect if HSI enters into an agreement (prior to the termination date of the canceled arrangement) with another company of similar size in a geographic region served by Purchaser or HSI that produces the same or greater revenue for a similar period of time as the customer arrangement that has been cancelled.


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8.   Nothing in this Second Amendment shall be construed as a waiver of, or amendment to, any term or condition of the Agreement other than as expressly set forth herein.

9. This Second Amendment may be executed in multiple counterparts, all of which shall together be considered one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

HealthStar Corp.,
     a Delaware corporation

By:   /s/ Edward M. Chism
      -----------------------------
Name: Edward M. Chism

Title:   President

HealthStar Inc.,
     an Illinois corporation

By:   /s/ Steven A. Marcus
      -----------------------------
Name: Steven A. Marcus

Title:   President

Beyond Benefits, Inc.,
     a Delaware corporation

By:   /s/ Barbara E. Rodin
      -----------------------------
Name: Barbara E. Rodin

Title:   President


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